UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Mid-Cap Value Fund	December 31, 2020
TRMCX	Investor Class
TAMVX	Advisor Class
RRMVX	R Class
TRMIX	I Class
TRTZX	Z Class

T. ROWE PRICE MID-CAP VALUE FUND

HIGHLIGHTS

■	The Mid-Cap Value Fund returned 9.88% for the 12-month period ended December 31, 2020, and outperformed the Russell Midcap Value Index and its Lipper peer group index.

■	While the unprecedented market events of the past year may have significantly influenced the performance of our holdings, we seek long-term franchise value rather than short-term gains from macroeconomic considerations.

■	The market downdraft and subsequent rebound created compelling buying opportunities in some names while accelerating the realization of fair valuation in others.

■	We are mindful that there is significant uncertainty in the markets, but we believe that our long-term investment horizon, broad diversification across sectors, and close attention to valuation help ensure that the fund is well positioned to generate solid long-term results.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during 2020 as markets recovered from the steep sell-off that resulted from the spread of the coronavirus. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges as the year came to an end.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% as governments instituted lockdowns to try to halt the spread of the virus. Large-cap information technology and internet-related firms helped lead the rebound as they benefited from the work-from-home environment and an acceleration in demand for online services.

Within the S&P 500, the technology and consumer discretionary sectors were the top performers, and communication services and materials stocks also outperformed. Despite a late rally, the energy sector trailed with significant losses due to a plunge in oil prices.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing the coronavirus.

Growth stocks significantly outpaced their value counterparts for the full year; however, value shares rallied late in the period. Positive vaccine news in November raised hopes for a return to normalcy in 2021 and boosted sectors that had been beaten down in the initial phases of the pandemic.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

While investors had reason to cheer the market’s recovery, the global economic outlook remained unclear as the year came to an end. Most notable on the positive side was the start of vaccine distributions, which provided hope that the pandemic was in its final phase. In addition, Congress passed a $900 billion coronavirus relief package, supplementing the $2.4 trillion allocated to address the crisis earlier in the year, and the Fed continued to pledge very accommodative monetary policies for the foreseeable future. Meanwhile, political uncertainty diminished with Joe Biden’s victory in the U.S. presidential election and the completion of a Brexit trade deal between the UK and the European Union.

On the negative side, concerns about a resurgence in virus hospitalizations led to new lockdowns and business restrictions in many countries, which in turn appeared to threaten economic recoveries. In the U.S., after a strong recovery in the summer and fall, the pace of hiring slowed late in the year, and household spending declined in November for the first time since April.

It was a remarkable 12-month period in many ways, but as far as markets are concerned, I can recall no calendar year that so starkly displayed evidence of both fear and greed. Fear emerged during the March sell-off and again in April as oil futures briefly traded in negative territory. Greed surfaced later as some assets seemed to continue to rally without fundamental support. Bitcoin rocketed to a record high of $29,000 by year-end, and the amount of money raised by initial public offerings also climbed to historic levels. While valuations are still attractive in some areas of the market, other sectors appear to have already priced in a strong rebound in earnings and are trading at elevated levels.

There are both risks and potential rewards in this environment, and we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Mid-Cap Value Fund returned 9.88% in the 12 months ended December 31, 2020. The fund outperformed the Russell Midcap Value Index and its peer group, as measured by the Lipper Mid-Cap Value Funds Index. (Returns for the Advisor, R, I, and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results. Investors should note that the short-term performance for the z-class is highly unusual and unlikely to be sustained.)

What factors influenced the fund’s performance?

The year 2020 is one that most of us would like to forget. The coronavirus crisis permeated every aspect of each of our lives. Its impact on the economy was profound, and the stock market experienced tremendous volatility, reaching its nadir in March and—as a way out of the crisis came into view—highs at year-end. Despite the volatility, this fund, true to its name, remained focused on value. Indeed, the pessimism that engulfed the markets in the spring produced many opportunities to buy stocks at attractive prices, and we took advantage of this. As always, there was much idiosyncrasy among the best and worst contributors to the fund. Some of the Mid-Cap Value Fund’s poorest performers suffered from legal and regulatory challenges; others from company-specific and cyclical pressures. Its better performers tended to be well-managed companies that came into their own after a period of adversity, some of which were aided by a favorable cyclical backdrop.

As discussed in the semiannual letter, our holdings in metals and mining benefited from a strong run in precious metals. Fresnillo and Barrick Gold remained strong contributors to the fund’s annual performance, but the top overall performer on an absolute basis was Freeport-McMoRan, one of the world’s largest copper and gold miners. Three main factors drove share price gains: the surge in gold and copper prices, good execution on a complex underground mining project, and the deceleration of its large capital spending program. The last factor has enabled the company to access very high-grade ore underground from Grasberg, its key producing mine in Indonesia, sparking a rise in the generation of earnings and free cash flow. Additionally, the divestiture of a large non-core asset, namely its holdings in Congo, helped improve the company’s balance sheet. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Another top contributor during the year was Patterson Companies, a specialty distributor of dental and animal health consumable products, equipment, and technology solutions. Like many of the fund’s holdings, Patterson is a well-established, leading company with large market shares and many decades of success. However, some years ago, an overly ambitious acquisition coincided with the implementation of an enterprise-wide software system and sales force changes, all of which created significant operational complexity that greatly hindered its performance. New management has now healed these self-inflicted wounds, and a focus on lowering the cost profile of the business, improving the effectiveness of its salespeople, and refocusing on consistency and reliability led to much improved earnings. Patterson’s dental consumables segment also benefited from increased demand for personal protective equipment and infection control products. Additionally, the quick rebound in patients returning to dental offices for routine procedures (as well as cosmetic procedures such as teeth straightening via clear aligners) benefited Patterson, a key distributor for such products. Meanwhile, its animal health business was boosted by a pandemic-driven uptick in pet adoption. Although these tailwinds may subside in the latter half of 2021, we remain confident in management’s ability to deliver shareholder value through a focus on expense management, higher-margin private-label products, and potential acquisitions.

On the negative side, FirstEnergy, a long-term holding in the portfolio, was a major detractor from performance. The Ohio-based regulated utility is feeling the final repercussions of a power generation business it exited in 2020, which is now owned by a separate entity. Namely, FirstEnergy was implicated in a bribery investigation related to the passage of a bill that provided subsidies for distressed nuclear power plants owned by that former subsidiary. While the company will likely incur financial penalties of some kind regardless of its complicity in any wrongdoing, we believe that this large, resourced, geographically diversified, and well-located diversified utility will manage its troubles without irreparable harm to its franchise. Further, it offers the favorable prospect of earning good returns on much-needed transmission and distribution investments. FirstEnergy’s assets are irreplaceable, and at its recent valuation, we believe its shares offer good value.

Fellow longtime holding Strategic Education also weighed on performance. The potential for more stringent regulation of for-profit colleges and universities under the new Democratic administration in the U.S. dampened investor sentiment, as did uncertainty regarding the company’s foray into new territory with its acquisition of Laureate Education’s Australian portfolio. Strategic Education is over a century old. It has weathered such periods of adversity in the past and earned a reputation as one of the most responsible players in the industry. Additionally, the company’s burgeoning business supporting corporate education is outside the scope of regulation pertaining to government-sponsored student loans and grants. Recent activist ownership could serve to further enhance the company’s operating performance and prudent allocation of capital.

How is the fund positioned?

The portfolio’s sector allocations result from our search for fundamentally sound companies that trade significantly below their intrinsic worth, rather than from a top-down view of any given sector. The virus-driven market sell-off in the first quarter afforded numerous buying opportunities among a broad range of industries. Indeed, abundant investment options to put our investors’ capital to work reduced the fund’s cash reserves to 20-year lows. However, the subsequent rebound accelerated the realization of fair valuation in other cases. We’ve increased exposure to our highest-conviction companies using funds sourced from our better performers.

As is often the case, one of the largest purchases was also a top detractor. Our holding in Imperial Oil was hampered by pipeline capacity constraints specific to Canadian producers, but the largest headwind it faced was the collapse in oil prices in the first half of the year due to an extreme imbalance of supply and demand. We took the opportunity to significantly increase our position given its compelling valuation and attractive outlook. One of the largest oil producers in Canada and its largest refining company, Imperial Oil is majority owned by ExxonMobil and benefits from Exxon’s oversight, global perspective, and refining expertise. The company boasts a strong balance sheet and has an orientation toward cash generation and returning capital to owners. As a producer, refiner, and marketer, Imperial Oil provides a diversification that balances some of the volatility associated with oil prices.

We initiated a position in packaged foods company Kraft Heinz last year. The company owns iconic brands, with the majority of sales generated in the U.S. We make a practice over time of studying hundreds of candidates for purchase in the Mid-Cap Value Fund, waiting for a suitable price and preparing to buy should the opportunity present itself. This was a name that we’d followed for years. The extreme cost reduction measures it undertook in the last decade, perhaps the most aggressive within food manufacturing, ultimately resulted in the departure of valuable talent as well as impaired customer relationships and hindered the research and marketing spend that might engender future profits. As sales and profits fell, so too did its stock. Ultimately Kraft traded at less than a third of its price a few years ago, creating a very attractive entry point. Although the company has certainly benefited from increased at-home consumption in the wake of the coronavirus pandemic, we are impressed by management’s focus on investing in a few key product areas, boosting spending on promotion and marketing, rationalizing its product offerings, and reducing debt. We believe meaningful upside remains from its current valuation.

Many of the largest sales were trims following strong performance. Hologic, a company we’ve held in the fund for six years, provides medical diagnostics products and services focused on women’s health. A very well-managed company, it has been a steady performer in recent years, but shares surged dramatically following regulatory approval of its antigen test for COVID-19 (the disease caused by the coronavirus), and we took profits. Weyerhaeuser was both a large purchase and sale in 2020. We increased our position in the timber real estate investment trust in the spring after the stock collapsed in March’s downturn. Shares appreciated rapidly, however, lifted by a housing market boom and record lumber and wood panel prices. We reduced our position on strength.

What is portfolio management’s outlook?

The end of 2020 marks the 20-year anniversary of David Wallack as portfolio manager of the Mid-Cap Value Fund. In that period, the fund has outpaced the Russell Midcap Value Index.

We offer no unique insight into the short-term direction of individual companies, the stock market, or the overall economy. However, we are confident that our focus on long-term value and disciplined investment approach, backed by the in-depth knowledge of mid-cap companies accumulated over decades of research by T. Rowe Price’s equity analyst team, will allow us to navigate an unpredictable environment. We believe that our long-term investment horizon, broad diversification across sectors, and close attention to valuation help ensure that the fund is well positioned to generate solid long-term results for our shareholders.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Mid-cap companies risks: The stocks of mid-cap companies generally entail greater risk and are usually more volatile than the stocks of larger companies. In comparison to larger companies, mid-cap companies tend to have less seasoned management, narrower product lines, and less capital reserves and liquidity and are therefore more sensitive to economic, market, and industry changes. However, by being more focused in their business activities, mid-cap companies may at times be more responsive and better able to adapt to the changing needs of their markets than larger companies. Stocks of mid-cap companies generally represent less risk than stocks of small-cap companies. In comparison to smaller companies, mid-cap companies are usually mature enough to have established organizational structures and the depth of management needed to expand their operations and are more likely to have sufficient financial resources and access to capital to finance their growth.

Value investing risks: Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/20
Bunge Limited	3.3%
Select Medical Holdings	2.4
Imperial Oil	2.2
Cardinal Health	2.2
News Corp	2.1
Flowers Foods	2.1
Weyerhaeuser	2.1
Textron	2.0
PG&E	2.0
EQT	2.0
State Street	2.0
Patterson Companies	1.9
Freeport-McMoRan	1.9
Loews	1.9
FirstEnergy	1.7
Fifth Third Bancorp	1.7
Rayonier	1.6
ViacomCBS	1.6
Sysco	1.6
Zimmer Biomet Holdings	1.5
Franco-Nevada	1.5
Fresnillo	1.5
Dentsply Sirona	1.5
Lazard	1.5
Northern Trust	1.4
Total	**47.2%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has five share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 97.9%		
COMMUNICATION SERVICES 5.7%		
Media 5.4%		
AMC Networks, Class A (1)	1,085,177	38,817
DISH Network, Class A (1)	2,128,016	68,820
Fox, Class A	1,887,474	54,963
News, Class A	15,522,795	278,945
Scholastic (2)	2,255,013	56,375
ViacomCBS, Class B	5,641,951	210,219
		708,139
Wireless Telecommunication Services 0.3%		
Telephone & Data Systems	2,070,372	38,447
		38,447
Total Communication Services		746,586
CONSUMER DISCRETIONARY 2.5%		
Diversified Consumer Services 0.7%		
Strategic Education	1,059,968	101,047
		101,047
Multiline Retail 0.5%		
Nordstrom	2,018,989	63,013
		63,013
Specialty Retail 0.2%		
Tiffany	181,320	23,834
		23,834
Textiles, Apparel & Luxury Goods 1.1%		
Ralph Lauren	1,397,582	144,985
		144,985
Total Consumer Discretionary		332,879
CONSUMER STAPLES 8.5%		
Beverages 0.7%		
Carlsberg, Class B (DKK)	542,014	86,892
		86,892

Food & Staples Retailing 1.7%		
Kroger	539,539	17,136
Sysco	2,772,427	205,880
		223,016
Food Products 6.1%		
Bunge	5,988,363	392,717
Campbell Soup	213,080	10,302
Flowers Foods (2)	12,233,416	276,842
Kraft Heinz	3,591,400	124,478
		804,339
Total Consumer Staples		1,114,247
ENERGY 10.7%		
Energy Equipment & Services 1.2%		
Frank's International (1)(2)	19,061,729	52,229
Schlumberger	3,010,848	65,727
SEACOR Marine Holdings (1)(2)	1,880,357	5,096
Tidewater (1)(2)	4,372,175	37,775
		160,827
Oil, Gas & Consumable Fuels 9.5%		
Apache	1,395,498	19,802
Cameco	12,909,533	172,988
Canadian Natural Resources	7,405,426	178,101
EQT (2)	20,282,841	257,795
Equinor (NOK)	3,427,723	57,848
Equitrans Midstream	10,043,812	80,752
Hess	2,191,909	115,711
Imperial Oil	15,411,113	293,273
NAC Kazatomprom, GDR	3,250,458	58,553
		1,234,823
Total Energy		1,395,650
FINANCIALS 16.6%		
Banks 3.2%		
Fifth Third Bancorp	7,882,060	217,308
Popular	1,367,679	77,028

Westamerica Bancorporation (2)	2,178,874	120,470
		414,806
Capital Markets 5.0%		
Charles Schwab	393,543	20,874
Lazard, Class A	4,604,235	194,759
Northern Trust	1,974,172	183,874
State Street	3,531,835	257,047
		656,554
Consumer Finance 0.3%		
Ally Financial	947,556	33,790
		33,790
Diversified Financial Services 1.1%		
Groupe Bruxelles Lambert (EUR)	1,430,336	144,169
		144,169
Insurance 6.4%		
Brighthouse Financial (1)	2,950,246	106,814
Brown & Brown	3,322,605	157,525
CNA Financial	3,531,291	137,579
Kemper	1,371,048	105,338
Loews	5,378,000	242,117
Marsh & McLennan	763,260	89,301
		838,674
Thrifts & Mortgage Finance 0.6%		
Capitol Federal Financial	6,866,512	85,832
		85,832
Total Financials		2,173,825
HEALTH CARE 15.1%		
Biotechnology 1.1%		
Alkermes (1)	4,542,125	90,615
Incyte (1)	598,356	52,045
		142,660
Health Care Equipment & Supplies 5.3%		
Alcon (CHF) (1)	176,290	11,705
Baxter International	1,644,600	131,963

DENTSPLY SIRONA	3,757,949	196,766
Hologic (1)	2,115,459	154,069
Zimmer Biomet Holdings	1,300,272	200,359
		694,862
Health Care Providers & Services 7.6%		
Cardinal Health	5,437,847	291,251
Covetrus (1)	4,491,964	129,099
Patterson (2)	8,538,021	252,982
Select Medical Holdings (1)(2)	11,277,379	311,932
		985,264
Pharmaceuticals 1.1%		
Perrigo	2,784,718	124,533
Royalty Pharma, Class A	386,251	19,332
		143,865
Total Health Care		1,966,651
INDUSTRIALS & BUSINESS SERVICES 8.3%		
Aerospace & Defense 2.0%		
Textron	5,379,450	259,989
		259,989
Air Freight & Logistics 1.3%		
CH Robinson Worldwide	1,794,995	168,496
		168,496
Commercial Services & Supplies 0.5%		
Cintas	181,461	64,139
		64,139
Machinery 2.9%		
AGCO	1,306,551	134,692
CNH Industrial (EUR) (1)	5,006,869	62,938
PACCAR	1,652,197	142,552
Xylem	404,672	41,192
		381,374
Marine 0.5%		
SEACOR Holdings (1)(2)	1,622,849	67,267
		67,267

Road & Rail 1.1%		
JB Hunt Transport Services	744,041	101,673
Ryder System	647,017	39,960
		141,633
Total Industrials & Business Services		1,082,898
INFORMATION TECHNOLOGY 2.9%		
Electronic Equipment, Instruments & Components 1.0%		
National Instruments	3,087,420	135,661
		135,661
IT Services 0.6%		
Cognizant Technology Solutions, Class A	934,798	76,607
		76,607
Semiconductors & Semiconductor Equipment 1.3%		
Applied Materials	1,979,910	170,866
		170,866
Total Information Technology		383,134
MATERIALS 11.4%		
Chemicals 2.7%		
Corteva	4,400,569	170,390
PPG Industries	378,483	54,585
Westlake Chemical	1,560,684	127,352
		352,327
Construction Materials 1.5%		
Summit Materials, Class A (1)	5,108,882	102,586
Vulcan Materials	593,046	87,955
		190,541
Metals & Mining 7.2%		
Barrick Gold	4,619,404	105,230
Cia de Minas Buenaventura, ADR (1)	11,404,637	139,022
Franco-Nevada (CAD)	1,591,746	199,578
Freeport-McMoRan	9,625,568	250,457
Fresnillo (GBP)	12,797,437	197,664

CONVERTIBLE PREFERRED STOCKS 0.3%		
CONSUMER STAPLES 0.3%		
Food Products 0.3%		
Bunge, 4.875% (4)	313,035	34,121
Total Consumer Staples		34,121
Total Convertible Preferred Stocks (Cost $35,426)		**34,121**
CORPORATE BONDS 0.2%		
Weatherford International, 11.00%, 12/1/24 (5)	30,710,000	23,954
Total Corporate Bonds (Cost $22,033)		**23,954**
SHORT-TERM INVESTMENTS 1.8%		
MONEY MARKET FUNDS 1.8%		
T. Rowe Price Government Reserve Fund, 0.08% (2)(6)	240,527,768	240,528
Total Short-Term Investments (Cost $240,528)		**240,528**
Total Investments in Securities 100.2% of Net Assets (Cost $10,432,920)		**$ 13,089,048**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(4) Perpetual security with no stated maturity date.
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $23,954 and represents 0.2% of net assets.
(6) Seven-day yield
ADR American Depositary Receipts
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound
GDR Global Depositary Receipts

The accompanying notes are an integral part of these financial statements.

December 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has five classes of shares: the Mid-Cap Value Fund (Investor Class), the Mid-Cap Value Fund–Advisor Class (Advisor Class), the Mid-Cap Value Fund–R Class (R Class), the Mid-Cap Value Fund–I Class (I Class), and the Mid-Cap Value Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries, and R Class shares are available through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,911,515,000 and $4,211,537,000, respectively, for the year ended December 31, 2020.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2020, the following reclassification was recorded:

Distributions during the years ended December 31, 2020 and December 31, 2019, were characterized for tax purposes as follows:

At December 31, 2020, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies for tax purposes. During the year ended December 31, 2020, the fund utilized $22,705,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2020, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2020 as indicated in the table below. At December 31, 2020, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, Advisor Class and R Class. For the year ended December 31, 2020, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $1,886,000 for T. Rowe Price Services, Inc.; and $660,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2020, the fund was charged $584,000 for shareholder servicing costs related to the college savings plans, of which $438,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2020, approximately 2% and 8% of the outstanding shares of the Investor Class and I Class, respectively, were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2020, the fund was allocated $103,000 of Spectrum Funds’ expenses and $1,330,000 of Retirement Funds’ expenses. Of these amounts, $529,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2020, approximately 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2020, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $548,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - LITIGATION

The fund is a named defendant in a lawsuit assigned to a litigation trustee, which seeks to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. In light of a Supreme Court decision in an unrelated case, the trustee has sought leave to amend the dismissed complaint. The district court denied that motion, and the trustee has appealed. The fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. Both suits also seek prejudgment interest. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court, which the Supreme Court has deferred. In light of the deferral, the Second District Court of Appeals issued an Order on May 15, 2018, recalling the mandate. On December 19, 2019, the appellate court reaffirmed its earlier decision in favor of the defendants. The plaintiffs filed a request for a rehearing, which was denied on February 6, 2020. On July 6, 2020, the plaintiffs filed a petition for a writ of certiorari with the Supreme Court. In order to avoid the potential for a lack of a quorum among the justices, which impacted their prior petition, the plaintiffs dropped a number of mutual fund defendants, including the fund. While this effectively ends the fund’s involvement in the creditor claims, it has no impact on the claims in the action brought by the bankruptcy trustee. The complaints have not alleged misconduct by the fund, and management has vigorously defended the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.54% of net assets), and the fund will incur legal expenses. Management continues to assess the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Mid-Cap Value Fund, Inc. (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$16,270,000 from short-term capital gains,

■	$399,099,000 from long-term capital gains, subject to a long-term capital gains tax of not greater than 20%.

For taxable non-corporate shareholders, $203,376,000 of the fund’s income represents qualified dividend income subject to long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $171,802,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [190]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Mid-Cap Value Fund	Principal Occupation(s)

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Christopher W. Carlson (1967) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vincent M. DeAugustino (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Ryan S. Hedrick, CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David J. Wallack (1960) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive director, JPMorgan Chase (to 2017)

Justin P. White (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,781,000 and $3,227,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2021